Note 6 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 42-1623692 006 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]

NOTE 6 - TAX STATUS

The IRS has determined and informed the Company by a letter dated June 30, 2020 that the volume submitter plan used by the Plan and related trust are designed in accordance with applicable sections of the IRC. The Plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. Therefore, no provision for income taxes is included in the accompanying financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain tax position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.